STATE OF FLORIDA

COUNTY OF ORANGE

POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, that I, G. PETER D?ALOIA, a Director of
AirTran Holdings, Inc., a Nevada Corporation, do constitute and appoint Richard
P. Magurno and
STANLEY J. GADEK my true and lawful attorneys-in-fact, with full power of substitution, to act
individually or jointly, for me in any and all capacities, to sign, pursuant to the requirements of Section
16 of the Securities Exchange Act of 1934, as amended, any report on Form 3,
Form 4, or Form 5,
respecting the securities of AirTran Holdings, Inc., and to file the same with the Securities and
Exchange Commission, together with all exhibits thereto and other documents in connection therewith,
and to sign on my behalf and in my stead, in any and all capacities, any amendments to said reports,
incorporating such changes as said attorney-in-fact deems appropriate, hereby ratifying and confirming
all that said attorney-in-fact may do or cause to be done by virtue hereof.

 The authority of my attorney-in-fact shall be effective until I expressly revoke it in writing and
file same with the Securities and Exchange Commission.

 I acknowledge that I have granted this power of attorney solely to make it more convenient for
me to comply with my reporting responsibilities under Section 16 of the Exchange
Act, that my
granting of this power of attorney does not relieve me of any of my responsibilities to prepare and file
on a timely basis all reports that I may be required to file under said Section
16, and that neither
AirTran Holdings, Inc. nor my attorney-in-fact, has assumed, or shall be deemed to assume, any of my
responsibilities in that regard.

 IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26TH day of
October,
2004..

    ____________/s/________________________
     G. PETER D?ALOIA

ACKNOWLEDGMENT

 BEFORE me this 27TH  day of October, 2004 came G. Peter D?Aloia, personally known to me,
who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged
the same as his true act and deed.

     Phyllis Jones
     NOTARY PUBLIC

    State of  Florida
    Commission Number:  DO356037
    My Commission Expires:  11/13/08

    ____________/s/_______________________